

STEEL PARTNERS HOLDINGS L.P.

Company Overview

May 25, 2017

Forward Looking Statements
Use of Non-GAAP Financial Measures

This document may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect Steel Partners Holdings L.P.'s ("SPLP" or the "Company") current expectations and projections about its future results, performance, prospects and opportunities, and those of the other companies described herein. Although SPLP believes that the expectations reflected in such forward-looking statements, which are based on information currently available to the Company, are reasonable and achievable, any such statements involve significant risks and uncertainties. No assurance can be given that the actual results will be consistent with the forward-looking statements, and actual results, performance, prospects and opportunities may differ materially from such statements. Investors should read carefully the factors described in the "Risk Factors" section of the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 2016 as well as any interim filings, and in SEC filings of the other publicly traded companies described herein, for information regarding risk factors that could affect the Company's or such other companies' results. Except as otherwise required by Federal securities laws, SPLP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Adjusted EBITDA and the related reconciliation presented here represents earnings before interest expense, taxes, depreciation and amortization as adjusted for income or loss of associated companies and other investments at fair value (net of taxes), non-cash goodwill impairment charges, non-cash asset impairment charges, non-cash pension expense or income, non-cash stock based compensation, amortization of fair value adjustments to acquisition-date inventories, realized and unrealized gains and losses on investments, net and excludes certain non-recurring and non-cash items. The Company believes Adjusted EBITDA is commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, Adjusted EBITDA an alternative to net income, net cash provided by operating activities or any other items calculated in accordance with U.S. GAAP. The Company's definition of Adjusted EBITDA may not be comparable with Adjusted EBITDA as defined by other companies. Accordingly, the measurement has limitations depending on its use.

Free cash flow is a non-GAAP financial measure that represents cash flow from operating activities (a GAAP measure) less capital expenditures. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing the Company's ability to fund its activities, including the financing of acquisitions, debt service and repurchase of common units.

Adjusted cash flow from operating activities is a non-GAAP measure that represents cash flow from operating activities (a GAAP measure), excluding changes from loans held for sale. Management believes that this measure is a useful metric for investors outside of the banking industry to analyze the liquidity of the business and assess the Company's ability to fund its activities, including the financing of acquisitions, debt service and repurchase of common units.

A reconciliation of the non-GAAP measures to the corresponding amounts prepared in accordance with GAAP appears in the tables in the Appendix. The tables provide additional information as to the items and amounts that have been excluded from the adjusted measures.

A Diversified Global Holding Company

- Three broad segments: **Diversified Industrial**, **Energy**, **Financial Services**
- Structured as partnership with 100%-owned businesses, controlled subsidiaries and active investments; effective use of limited partnership to maximize tax efficiencies
- Steel Services Ltd provides C-Level management personnel and a full range of corporate services

Investment Thesis

SPLP

Proven Management Team Driving Value through Accretive Acquisitions

Low Market Multiple with Deep Discount to Sum-of-the-Parts

High ROIC, Rigid Capital Allocations with Modest Use of Leverage

Strong Free Cash Flow and Balance Sheet

Diversified Revenue Mix, Market-Leading Brands

"Steel Way" and Steel Business System Create a Culture that Drives Highly Efficient Operating Performance

Reporting Segments & Principal Operating Entities

Steel Partners Holdings L.P.
(NYSE: SPLP)

Revenue:	$1.2B
Net Income (Attributable to Common Unitholders):	$7M *(1%)*
Adjusted EBITDA[1]:	$149M *(13%)*
Cash & Investments[2]:	$624M
Total Debt:	$394M
Accrued Pension Liabilities:	$285M

Steel Services Ltd.

Corporate Expense:	$24M *(-2%)*

Diversified Industrial

Revenue:	$999M
Segment Income:	$19M *(2%)*
Adjusted EBITDA:	$116M *(12%)*



Companies	Ownership
Handy & Harman	(SPLP - 70%)
API	(SPLP - 91%)

Energy

Revenue:	$94M
Segment Income:	$(11)M *(-12%)*
Adjusted EBITDA:	$(2)M *(-2%)*



Companies	Ownership
Steel Energy	(SPLP - 64%)
Other (Steel Sports)	(SPLP - 64%)

Financial Services

Revenue:	$71M
Segment Income:	$43M *(60%)*
Adjusted EBITDA:	$43M *(60%)*

WebBank

Companies	Ownership
WebBank	(SPLP - 91%)

(1) See appendix for adjusted EBITDA reconciliation
(2) Cash includes $287 million of cash held at WebBank for its banking operations

(All numbers are as of December 31, 2016)

Steel at a Glance

- **Steel Partners founded in 1990**
- **Current entity created in 2009;** Listed on NYSE in April 2012
- **4,857 employees** at 72 locations in 8 countries (December 2016)
- **Inside ownership: 52%** (March 2017)
- **Market cap: $475 million** (as of May 19th)
- **Unit price: $18.25** (as of May 19th)
- **Revenue: $1.2 billion** (2016)
- **Adjusted EBITDA: $149 million** (2016)
- **Total common units outstanding: 26.1 million**
- **Total assets: $2.0 billion**
- **Special one-time, cash dividend of $0.15/common unit** (January 2016)
- **Approved buy-back of up to 2 million units** (95,527 purchased through April 2017)

(Figures as of March 31, 2017, unless otherwise noted)

Competitive Advantages, Unique Characteristics

- Corporate structure provides distinct competitive advantages not easy to replicate
- Diversification
- Tax efficiencies
- Permanent capital
- Economies of scale through shared services, including access to expert corporate management resources
- Management incentives aligned to unitholder expectations
- Owns companies with highly respected brands

Deep Discount to Sum-of-the-Parts (SOTP)

As of April 30, 2017

Portfolio	Notes	Market Value or Carrying Value (SPLP Ownership)	Value per Unit
WebBank	(1)	**$ 286.8**	**$ 11.01**
Handy & Harman	MV	**233.3**	**8.95**
Energy Segment	(2)	**166.0**	**6.37**
API	(3)	**84.4**	**3.24**
Aerojet Rocketdyne	MV	**93.7**	**3.60**
ModusLink Global Solutions	(4) MV	**16.5**	**0.63**
Other Investments	(5)	**16.5**	**0.63**
Preferred Unit Liability		(63.5)	(2.43)
Corporate Cash 4/30/17		1.6	0.06
Corporate Debt 4/30/17		(49.1)	(1.89)
Net Debt		**(111.0)**	**(4.26)**
Total Value		$ **786.2**	**$ 30.17**
SPLP Unit Closing Price (4/28/17)		$ **479.5**	**$ 18.40**

(In millions, except value per unit)
(SPLP units outstanding 4/30/2017: 26.1 million)
(See page 30 for Detailed SOTP with additional notes)

(MV) Quoted market price

(1) Current market value determined using the trailing twelve months net income for the period ended March 31, 2017 as reported in WebBank's FFIEC Call/TFR Reports multiplied by a factor of 12. The quarterly reports for each of the time periods included in the twelve months ended March 31, 2017 can be found at: www5.fdic.gov/idasp/confirmation_outside.asp?inCert1=34404

(2) Valued at Steel Excel tender offer price of $17.80 per share.

(3) Current market value determined using the cost to acquire API Group plc (April 2015), the cost to acquire Hazen Paper Company's lamination facility and business in Osgood, IN (July 2016) and the cost to acquire Amsterdam Metallized Products B.V. (December 2016).

(4) Excludes shares of ModusLink owned by Handy & Harman.

(5) Represents DGT cash of $8 million and other investments valued at 3/31/17 or 4/30/17.

Business Simplification Plan

Working Toward ONE Steel

- Implementing Board-approved, strategic business simplification plan aimed at streamlining corporate structure
  - Further enhance efficiencies
  - Lower costs
  - Facilitate communications and transparency
  - Reduce management layers and number of boards
- 2015 – 2017: Purchased non-Steel-owned shares of six companies
- Well-defined internal process that has resulted in 25 strategic acquisitions and 10 divestitures of non-core assets since 2009
- March 6, 2017: Offers to acquire remaining 30% of Handy & Harman Ltd. not owned by SPLP or its subsidiaries for $29 per share

Strategic Growth Model

Acquire Good Companies with Simple Business Models

- Acquire and operate entire businesses
- Purchase with built-in margins of safety
- Strong brands and solutions in attractive end markets
- Control costs and use leverage prudently, or not at all
- Invest on basis of value, not popularity

\+

Incentivize, Focus and Empower Top Talent

- Empower, hold accountable, incentivize and reward team to deliver results using the right behaviors
- Leadership development
- Talent assessment and processes
- Develop succession plans using SteelGrow program

\+

Increase Value by Utilizing the Steel Business System

- Create culture of opportunistic investment, discipline and continuous improvement deep within organization, resulting in the "The Steel Way"
- Deploy set of industry-leading best practices through kaizen activities to gain enterprise-wide efficiencies

Increases Unitholder Value

The Steel Way

Culture of Opportunistic Investment, Discipline and Continuous Improvement

Using the ***Steel Business System***, a set of industry leading best practices, on a continual basis, we:

- Focus on customer experience by increasing efficiencies and eliminating waste through lean deployment
- Install time-tested blocking and tackling disciplines as part of the company culture
- Allocate capital efficiently, use debt prudently, effect events to unlock hidden value
- Find undervalued companies in easy to understand businesses



Steel
Business System
Strategy Deployment
Voice of the Customer
Safety
Quality
Delivery
Cost
Inventory
Growth
Customer Satisfaction
Profitable Sales Growth
Tools for Growth
Variation Reduction Tools
Lean Tools
Associate Development
Total Associate Involvement

- Invest in R&D and product/services marketing to rapidly scale growth and increase the % of revenue provided by products/services introduced in prior 3 years
- Achieve sustainable, profitable growth aimed at enhancing unitholder value

Good Businesses

Diversified Industrial Segment

Handy&Harman LTD.

Diversified global industrial company

- Strong organic growth and strong brands (OMG)
- A global leader in brazing products; strong brand (Lucas-Milhaupt)
- LTA's and/or patent protection for many products; leading edge technology; industry tailwinds; market expansion opportunities (Electrical Products)
- Repositioned for profitable growth (Performance Materials)

api

Leading manufacturer and distributor of foils and laminates

- Strong global brand in fragmented market
- API products are key to customer brand position and enhancement, resulting in a more stable sales environment
- Many opportunities to leverage recent acquisitions to create "one-stop-shop" for customers, especially in North America

Good Businesses

Financial Services Segment	Energy Segment

Financial Services Segment

WebBank

Customized consumer and commercial financing solutions nationwide

- One of the highest ROE financial institutions in U.S.
- Leading provider of closed-end and revolving private-label and bank card financing programs, largely conducted online in partnerships with finance companies, OEMs, retailers and financial technology companies

Energy Segment

STEEL ENERGY SERVICES

Focused on well servicing and production services for oil and gas industries

- We believe one of few cash-flow positive businesses in its industry in 2016; maintains conservative balance sheet
- Focused on keeping key management and operators; remained healthy during oil downturn, in stark contrast to competitors
- Operates in Bakken and Permian basins (best basins for strong operating performance in drilling/production services)

Good Management and Systems

Diversified Industrial Segment

Handy & Harman LTD.

- CEO and CFO former Danaher senior executives with strong history of results; former CEO and current Steel Vice Chairman is former Danaher, Black & Decker and GE senior executive
- Steel Business System, similar to Toyota Production System, Danaher Business System, and others, key to culture and way of conducting business
- Steel Business System has helped drive measurable continuous improvement in business segments since deployment in 2008:
  - Improved competitiveness through disciplined processes in new product development, sales and product management
  - Improved working capital management
  - Increased gross margins
  - Higher production efficiencies

api

- Introduction of the Steel Business System produced significant improvement in quality and output in our foils operation
- Since the acquisition of API in 2015, organic sales from continuing operations have increased double digits in 2016, and expected high single digits in 2017
- Improved cash flows from operations in 2016; similar expected in 2017
- Rationalizing footprint in North America in 2017/2018

Good Management and Systems

Financial Services Segment

WebBank

- Implementing the Steel Business System for a service environment has led to significant operational improvements
- Kaizen events with partners have led to improved customer experience
- The Bank has been able to leverage its substantial regulatory and compliance expertise to create a reputation as the “go-to” bank for bank partnerships

Energy Segment

STEEL ENERGY SERVICES

- Set strategic priority to become best-in-class in safety record (achieved in 2016), reducing client downtime, lost revenue and direct expenses; significant competitive advantage in industry that focuses on production uptime
- Very high service levels resulted in industry-leading past and expected future asset utilization rates
- Low overhead structure; reduced fixed costs; retained core employee base; Energy business maintained profitability (Adjusted EBITDA*) in severe industry downturn

(*) See appendix for Adjusted EBITDA reconciliation

Good Prospects

Diversified Industrial Segment

Handy & Harman LTD.

- Growing quickly through product innovation in wood joining and framing where current sales are modest but growth opportunity is significant (OMG)
- Experiencing diversified growth and tailwinds in oil & gas, LED and motion markets (Electrical Products)
- Implementing global ERP system to drive additional efficiencies (Lucas-Milhaupt/SL Power)
- Portfolio based in fundamentally strong markets: building materials; oil & gas; aerospace; military; medical and electrical products

api

- Recent acquisitions should drive synergies and new sales opportunities
- Footprint rationalization helps drive earnings for next few years

Good Prospects

Financial Services Segment

WebBank

- Strong capital and earnings to support growth
- Well-positioned in the digital lending segment of the massive consumer credit market
- Significant opportunity to increase earning assets through increased balance sheet participation

Energy Segment

STEEL ENERGY SERVICES

- Market for SES services has rebounded significantly since mid-2016; N.A. rig count improved from 383 at the low point in mid-2016 to 863 as of May 2017, and continues to climb weekly
- Much of current drilling growth is occurring in Permian basin; company well positioned with new equipment, experienced crews and right customers
- Strong customer service performance and safety record during downturn makes company a strong choice with customers as demand increases
- Equipment utilization rising rapidly
- Competitors still have many of the operational issues that drove them into bankruptcy in the first place

2016 Consolidated Financial Performance

Revenue, Net Income & Adjusted EBITDA Margins


$1,500
$1,200
$900
$600
$300
$0
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
11.9%
12.4%
13.7%
13.8%
12.8%
14.2%
17% CAGR
6.7%
2.7%
-0.9%
0.6%
$613
$719
$847
$965
$1,164
2012
2013
2014
2015
2016
Revenue
N.I. Margin
Adj. EBITDA Margin

($ in millions)

Consolidated Financial Performance

Balance Sheet (Select Items)

(in millions, except Partners' Capital per Unit)	March 31,	Years Ended		
	2017	2016	2015	2014
Total Assets	$ 1,974.4	$ 1,967.1	$ 1,684.8	$ 1,490.5
Cash and Investments [1]	$ 585.7	$ 623.8	$ 433.9	$ 639.4
U.S. Federal NOLs [2]	$ 512.0	$ 512.0	$ 580.5	$ 224.2
Net Debt [3]	$ 265.1	$ 231.0	$ 140.0	$ 231.0
Pension Liabilities	$ 281.7	$ 284.9	$ 276.5	$ 208.4
Partners' Capital	$ 589.0	$ 548.7	$ 558.0	$ 494.9
Partners' Capital per Unit	$ 22.58	$ 20.98	$ 20.95	$ 17.95
Outstanding Units	26.1	26.2	26.6	27.6

(1) *Cash includes $248 million, $287 million, $87 million and $104 million of cash held at WebBank for its banking operations in 2017, 2016, 2015 and 2014, respectively*

(2) *NOLs calculated on an annual basis*

(3) *Net Debt = Short-term debt + Current portion of Long-term debt + Long-term debt – Cash + Cash held by WebBank*

2016 Financial Performance

Free Cash Flow And Liquidity

Net Debt & Leverage



$300
$200
$100
$0
2.0x
1.5x
1.0x
0.5x
0.0x
0.3x
1.6x
2.0x
1.1x
1.6x
$22
$138
$231
$140
$231
2012
2013
2014
2015
2016
Net Debt
Net Debt-to-Adj. EBITDA Leverage

$ in millions

Net Debt = Short-term debt + Current portion of Long-term debt + Long-term debt – Cash + Cash held by WebBank

Cash Flow from Operating Activities, Free Cash Flow & CapEx



$200
$150
$100
$50
$0
($50)
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.0%
2.9%
3.4%
2.4%
2.9%
$65
$35
$95
$74
$78
$49
($16)
($39)
$195
$161
2012
2013
2014
2015
2016
Cash Flow from Operating Activities
FCF
CapEx (As % of Total SPLP Revenue)

$ in millions

FCF = Cash Flow from Operating Activities - CapEx

Q1 2017 & 2016 Financial Performance

Quarter ended March 31, *($ in millions)*		
Revenue:	**2017**	**2016**
Diversified industrial	$ 280,214	$ 206,600
Energy	27,316	19,999
Financial services	15,789	20,194
Total	$ 323,319	$ 246,793
Segment Income before income taxes:	**2017**	**2016**
Diversified industrial	$ 7,946	$ 12,409
Energy	(7,777)	(3,024)
Financial services	7,623	12,868
Corporate and other	(4,044)	(16,174)
Total	$ 3,748	$ 6,079
Adjusted EBITDA*:	**2017**	**2016**
Diversified industrial	$ 27,198	$ 22,137
Energy	(1,636)	(2,648)
Financial services	7,693	13,022
Corporate and other	(2,996)	(2,038)
Total	$ 30,259	$ 30,473

(*) See appendix for Adjusted EBITDA reconciliation

Cash Flows

Cash Flow from Operating Activities, Capex & Free Cash Flow



Annual Results
$ in millions
Free Cash Flow**
200.0
100.0
-
(100.0)
194.9
116.0
103.0
(34.2)
(15.8)
(23.3)
2016
2015
Cash Flow from Operating Activities*
CapEx
Adj. Cash Flow from Operating Activities*

Cash Flow from Operating Activities, Capex & Free Cash Flow



Quarterly Results
$ in millions
Free Cash Flow**
10.0
(10.0)
(30.0)
(50.0)
(70.0)
(90.0)
2.3
(26.5)
(51.3)
(78.8)
(8.9)
(6.3)
Q1 2017
Q1 2016
Cash Flow from Operating Activities*
CapEx
Adj. Cash Flow from Operating Activities*

* *Cash Flows from Operating Activities include increase in loans held for sale of $24.8M and $81.1M for the quarters ended 3/31/17 and 3/31/16, respectively, and a decrease in loans held for sale of $78.9M and an increase in loans held for sale of $118.7M for the years ended 2016 and 2015, respectively. Adjusted Cash Flows from Operating Activities reflects total Cash Flows from Operating Activities, excluding changes in loans held for sale. See appendix for reconciliation of Adjusted Cash Flows from Operating Activities.*

***FCF = Cash Flow from Operating Activities - CapEx*

2017 Key Priorities

- Continue to apply strategic business model
  - **M&A:** Identify accretive "bolt-on" acquisitions and acquire new businesses and platforms for long-term growth
  - **SteelGrow:** Focus and empower top talent
  - **Steel Business System:** A set of industry leading best practices to guide opportunistic investment, discipline and continuous improvement, embedded deep within organization, resulting in the "The Steel Way"
- Implement strategic business simplification plan to work toward ONE Steel
  - Enhance efficiencies
  - Lower costs
  - Facilitate communications and transparency
  - Reduce management layers and number of boards
- Support and invest in organic growth initiatives
- Anticipate full-year 2017 revenue and Adjusted EBITDA in the ranges of $1.3 billion to $1.4 billion, and $151 million to $178 million, respectively



Appendix

Senior Management Team

Warren Lichtenstein, *Executive Chairman*

- CEO and a founder of Steel Partners LLC
- Director of GenCorp Inc. since March 2008); Chairman of Handy & Harman Ltd. since July 2005; Executive chairman of Aerojet Rocketdyne since June 2016
- Has served as a director of more than 20 public companies worldwide

Jeff Svoboda, *Vice Chairman*

- Managing director of Steel Partners Holdings since March 2015
- Board member of API since March 2015; board member of Handy & Harman Ltd. since 2009
- President & CEO of Handy & Harman Group Ltd from January 2008 to June 2016
- Previously group executive and corporate vice president of Danaher Corporation from 2001 through 2007

Jack Howard, *President*

- President of the General Partner of Steel Partners Holdings L.P. since 2009; Secretary since September 2011; Board member since October 2011
- President of Steel Partners LLC; associated with Steel Partners LLC and its affiliates since 1993
- Board member of Handy & Harman Group, Ltd., since July 2005; board member of DGT Holdings Corp., since September 2011

Doug Woodworth, *Chief Financial Officer*

- CFO of Steel Partners Holdings L.P. since May 2016; CFO of Handy & Harman Ltd. since May 2016.
- Previously VP and corporate controller with SunEdison, Inc.; VP and corporate controller of Globe Specialty Metals, Inc.

Senior Management Team

Bill Fejes, *CEO – Handy & Harman*

- President and CEO of Handy & Harman Group, Ltd. since June 2016
- Previously president and CEO of SLI Industries; COO of Seakeeper, Inc.; President, CEO and director of TB Wood's Corporation; Various executive and management roles at Danaher Corporation; director of Broadwind Energy and Automation Solutions, Inc.

John McNamara, *Executive Chairman – WebBank*

- Executive chairman since 2012
- Chairman of the board since 2009; board member at Handy & Harman Ltd. since 2008; Managing director and investment professional of Steel Partners
- Previously managing director and partner at Imperial Capital LLC; lender at BayBanks, Inc.

Stewart Peterson, *CEO – Steel Energy*

- President and CEO of Steel Energy Services since November 2015
- Previously VP of northern operations
- Previously vice president of operations for Black Hawk Energy Services; served more than 40 years with the largest privately owned and independent well servicing and drilling company in New Mexico

Paul Burgon, *SVP – Corporate Development*

- Senior vice president, corporate development since May 2016
- Vice president, business development since September 2012
- Previously interim CFO of SWK Holdings, principal & CFO of Night Watch Capital, and director of corporate development at Danaher

Senior Management Team

Len McGill, *SVP and General Counsel*

- Senior vice president, general counsel and secretary of Steel Partners Holdings G.P. Inc. since January 2012
- Senior vice president and chief legal officer of Handy & Harman Ltd.
- Previously senior vice president, secretary & general counsel of Ameron International Corporation; senior vice president, general counsel and secretary of Fleetwood Enterprises, Inc.; Of counsel to Gibson Dunn & Crutcher LLP.

Pete Marciniak, *VP – Human Resources*

- Vice President, Human Resources at Steel Partners since July 2000
- Served as director of Handy & Harman Precious Metals Group; human resources director of Lucas-Milhaupt
- Previously human resources manager for Gentron Corporation

Accounting Summary

- Investments* generally recorded at fair value, except certain minor equity investments
  - **Marketable securities**: $54M reported at fair value, with non-cash changes in value reflected in equity section of balance sheet**; gains/losses on sales in “Other income, net” in P&L
    - Excluded from Adjusted EBITDA
    - Classified in Energy segment
  - **Long-term investments**: $117M reported at fair value
    - $76M of which accounted for the same as marketable securities (above)
      - Excluded from Adjusted EBITDA
      - Classified in Corporate and Other segment
    - $41M of which have non-cash changes in fair value recorded in “(Income) loss of associated companies and other investments at fair value, net of taxes”
      - Excluded from Adjusted EBITDA
      - Includes $27M investment in MLNK and other investments of $4M classified in Corporate and Other segment
      - $10M classified in Energy segment

- Consolidated entities*
  - **Handy & Harman**: 70% owned by SPLP and fully consolidated. Profits/losses allocated to minority interest on the P&L as “Net loss (income) attributable to noncontrolling interests in consolidated entities”
  - **Steel Excel**: 64% owned by SPLP; same accounting as above
  - **WebFinancial Holding**: 91% owned by SPLP; same accounting as above
  - **Note:** if minority interest is acquired, there is no P&L impact (equity transaction)

**Amounts as of December 31, 2016; ** Included in Accumulated Other Comprehensive Income (“AOCI”)*

Accounting Summary

- General Partner Management Fee and Incentive Unit Expense
  - Management fee equal to 1.5% of Partners' Capital
    - Reduction of Adjusted EBITDA (cash expense)
    - Included in the "Corporate and Other" segment
  - Incentive Unit Expense
    - Based on attainment of certain performance goals (common unit market price increases)
      - Incentive units last issued in 2013 based on a common unit price of $17.51
      - Current common unit price needs to exceed amount from last issuance
    - Determined on the last day of each fiscal year, however, accrued quarterly
      - Creates volatility for segment income/loss, but does not impact Adjusted EBITDA
    - Expense recorded in SG&A
      - Included in the "Corporate and Other" segment
      - Excluded from Adjusted EBITDA
- WebBank Adjusted EBITDA
  - Includes both Interest Income and Finance Interest Expense on P&L
  - Only adjustment includes depreciation and amortization

Valuation: Sum-of-the-Parts (SOTP) Detail

As of April 30, 2017

(In millions, except value per unit)
(SPLP units outstanding 4/30/2017: 26.1 million)

Portfolio	Shares Owned			Market Value or Carrying Value (Total)	Elimination of SPLP Units	Market Value or Carrying Value (Total Adjusted)	Ownership Adjustment	Market Value or Carrying Value (SPLP Ownership)	Value per Unit
	#	Note	$ per Share						
WebBank		(1)		$ 314.6		$ 314.6	91.2%	$ 286.8	$ 11.01
Handy & Harman	8.6	MV	$27.25	233.3		233.3		233.3	8.95
Energy Segment	10.3	(2)	17.80	183.2	$ (17.2)	166.0		166.0	6.37
API		(3)		92.5		92.5	91.2%	84.4	3.24
Aerojet Rocketdyne	4.2	MV	22.41	93.7		93.7		93.7	3.60
ModusLink Global Solutions	9.7	(4) MV	1.69	16.5		16.5		16.5	0.63
Other Investments		(5)		16.5		16.5		16.5	0.63
Preferred Unit Liability				(63.5)		(63.5)		(63.5)	(2.43)
Corporate Cash 4/30/17				1.6		1.6		1.6	0.06
Corporate Debt 4/30/17				(49.1)		(49.1)		(49.1)	(1.89)
Net Debt				**(111.0)**		**(111.0)**		**(111.0)**	**(4.26)**
Total Value				**$839.3**	**$ (17.2)**	**$822.1**		**$786.2**	**$ 30.17**
SPLP Unit Closing Price 4/28/17								**$479.5**	**$ 18.40**

(MV) Quoted market price

(1) Current market value determined using the trailing twelve months net income for the period ended March 31, 2017 as reported in WebBank's FFIEC Call/TFR Reports multiplied by a factor of 12. The quarterly reports for each of the time periods included in the twelve months ended March 31, 2017 can be found at www5.fdic.gov/idasp/confirmation_outside.asp?inCert1=34404

(2) Valued at Steel Excel tender offer price of $17.80 per share. Number of shares as of 2/28/17.

(3) Current market value determined using the cost to acquire API Group plc (April 2015), the cost to acquire Hazen Paper Company's lamination facility and business in Osgood, IN (July 2016) and the cost to acquire Amsterdam Metallized Products B.V. (December 2016).

(4) Excludes shares of ModusLink owned by Handy & Harman.

(5) Represents DGT cash of $8 million and other investments valued at 3/31/17 or 4/30/17.

Financial Performance

Adjusted EBITDA Reconciliation 2012–2016

	Year Ended December 31,				
	2016	2015	2014	2013	2012
Segment Income (GAAP)					
Diversified Industrial	$19,175	$42,281	$65,543	$51,900	$27,437
Energy	(11,459)	(95,112)	(26,254)	12,641	25,034
Financial Services	42,518	46,314	24,251	17,668	12,913
Corporate and Other	(23,711)	(1,891)	(56,824)	(37,358)	(8,580)
Net Income (loss) from continuing operations, before income taxes	**$26,523**	**($8,408)**	**$6,716**	**$44,851**	**$56,804**
Segment Adjusted EBITDA:					
Diversified Industrial	$115,516	$87,509	$66,746	$62,499	$54,000
Energy	(1,701)	11,725	40,226	23,787	22,394
Financial Services	42,792	46,484	24,368	17,962	13,044
Corporate and Other	(7,734)	(12,663)	(15,614)	(15,396)	(16,490)
Consolidated Adjusted EBITDA	**$148,873**	**$133,055**	**$115,726**	**$88,852**	**$72,948**
Net Income (loss) from continuing operations	$2,571	$70,311	($17,572)	$38,374	$43,736
Income tax provision (benefit)	23,952	(78,719)	24,288	6,477	13,068
Net Income (loss) from continuing operations, before income taxes	**26,523**	**(8,408)**	**6,716**	**44,851**	**56,804**
(Income) loss of associated companies and other investments at fair value, net of tax	(4,085)	31,777	18,557	(28,326)	(24,842)
Interest expense	11,052	8,862	11,073	10,547	14,804
Depreciation and amortization	70,546	48,560	38,438	30,990	24,750
Non-cash goodwill impairment charges	24,254	19,571	41,450	-	-
Non-cash asset impairment charges	18,668	68,092	2,537	2,689	1,602
Non-cash pension expense (income)	2,416	1,900	(1,761)	(427)	(2,602)
Non-cash stock based compensation	3,844	9,203	8,470	34,282	7,452
Amortization of fair value adjustments to acquisition-date inventories	2,133	4,683	-	525	-
Realized and unrealized gains and losses on investments, net	(7,478)	(54,489)	(10,265)	(9,148)	(19,995)
Other items, net	1,000	3,304	511	2,869	14,975
Consolidated Adjusted EBITDA	**$148,873**	**$133,055**	**$115,726**	**$88,852**	**$72,948**

($ in thousands)

Financial Performance

Adjusted EBITDA Reconciliation Q1 2017 & 2016

	Quarter Ended March 31,	
	2017	2016
Segment Income (GAAP)		
Diversified Industrial	$7,946	$12,409
Energy	(7,777)	(3,024)
Financial Services	7,623	12,868
Corporate and Other	(4,044)	(16,174)
Income before income taxes	**$3,748**	**$6,079**
Segment Adjusted EBITDA:		
Diversified Industrial	$27,198	$22,137
Energy	(1,636)	(2,648)
Financial Services	7,693	13,022
Corporate and Other	(2,996)	(2,038)
Consolidated Adjusted EBITDA	**$30,259**	**$30,473**
Net (loss) income	$(3,098)	$2,344
Income tax provision	6,846	3,735
Income before income taxes	**3,748**	**6,079**
(Income) loss of associated companies and other investments held at fair value, net of tax	(6,302)	5,438
Interest expense	4,406	2,033
Depreciation and amortization	18,280	13,464
Non-cash asset impairment charges	-	1,470
Non-cash pension expense	1,572	976
Non-cash stock based compensation	6,327	1,391
Realized and unrealized gains and losses on investments, net	906	(1,176)
Other items, net	1,322	798
Consolidated Adjusted EBITDA	**$30,259**	**$30,473**

($ in thousands)

Financial Performance

Free Cash Flow Reconciliation 2012–2017

	THREE MONTHS ENDED MARCH 31,		YEAR ENDED DECEMBER 31,				
	2017	2016	2016	2015	2014	2013	2012
Operating Cash Flow							
Diversified Industrial	$ (18,510)	$ 2,340	$ 85,251	$ 57,546	$ 50,690	$ 49,163	$ 58,439
Energy	(4,587)	(4,791)	(1,218)	26,524	43,915	25,681	32,420
Financial Services	(22,509)	(70,624)	117,862	(86,625)	(1,403)	35,190	(10,850)
Corporate and Other	(5,723)	(5,737)	(6,975)	(13,198)	(15,169)	(15,082)	(14,511)
Total Cash Flow from Operating Activities	$ (51,329)	$ (78,812)	$ 194,920	$ (15,753)	$ 78,033	$ 94,952	$ 65,498
Capital Expenditures							
Diversified Industrial	$ (6,554)	$ (6,115)	$ 27,953	$ 17,212	$ 12,658	$ 11,744	$ 15,182
Energy	(2,119)	(187)	5,082	4,785	15,939	8,932	14,027
Financial Services	(40)	(30)	102	1,153	40	57	37
Corporate and Other	(186)	(7)	1,046	102	132	152	1,323
Total Capital Expenditures	$ (8,899)	$ (6,339)	$ 34,183	$ 23,252	$ 28,769	$ 20,885	$ 30,569
Free Cash Flow	$ (60,228)	$ (85,151)	$ 160,737	$ (39,005)	$ 49,264	$ 74,067	$ 34,929
Total Cash Flow from Operating Activities	$ (51,329)	$ (78,812)	$ 194,920	$ (15,753)	$ 78,033	$ 94,952	$ 65,498
(Increase) decrease in loans held for sale	(24,799)	(81,139)	78,900	(118,706)	(17,251)	26,379	(20,142)
Adjusted Cash Flow from Operating Activites	$ (26,530)	$ 2,327	$ 116,020	$ 102,953	$ 95,284	$ 68,573	$ 85,640

($ in thousands)